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                                                                 Exhibit 10.10.2

              SECOND AMENDMENT TO THE STRATEGIC MODELING AGREEMENT


         SECOND AMENDMENT TO THE STRATEGIC MODELING AGREEMENT ("Amendment") dated as of May 29, 2001 among BUSINESS TRANSACTIONS EXPRESS, INC., a Delaware corporation ("BTE"), and THE CREDIT STORE INC., a Delaware corporation ("TCS").

         WITNESSETH, THAT:


         WHEREAS, BTE and TCS entered into a Strategic Modeling Agreement on the 18th day of March, 1999 ("Agreement) and an Amendment to the Strategic Modeling Agreement on the 16th day of March 2001;

         WHEREAS, the Agreement, as amended, is set to terminate on June 17, 2001; and

         WHEREAS, The parties desire to amend their Agreement to extend the Agreement term for a period of sixty (60) days.

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Second Amendment to the Strategic Modeling Agreement.

               (a) The "Data Processing Term" definition is amended in its entirety to read as follows:

                    "Data Processing Term" means the period beginning on the
            date hereof and ending at 11:59 p.m. on August 16, 2001."

               (b) The "Modeling Term" definition is amended in its entirety to read as follows:

                    "Modeling Term" means the period beginning on the date
            hereof and ending at 11:59 p.m. on August 16, 2001."


         Section 2. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         Section 3. Affirmation. The parties hereto affirm and acknowledge that the Agreement, as amended by this Amendment, is, and remains, in full force and effect in accordance with its terms.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representative as of the day and year first above written.

                                    BUSINESS TRANSACTIONS EXPRESS, INC.


                                    By --------------------------------------
                                       Its:



                                    THE CREDIT STORE, INC.


                                    By --------------------------------------
                                       Its: